EXHIBIT 10.70


                       LICENSE AND DISTRIBUTION AGREEMENT

This License and Distribution Agreement (the "Agreement") is entered into and effective this 21st day of December, 1999 ("Effective Date"), by and between

         BIOJECT INC.
         7620 S.W. Bridgeport Rd.
         Portland, Oregon 97224
                                                                     ("Bioject")

AND:

         SERONO LABORATORIES, INC.
         100 Longwater Circle
         Norwell, MA 02061

                                                                      ("Serono")
RECITALS:

A. Bioject designs, develops, manufactures and markets proprietary needle-free drug delivery injection devices and related supplies; and

B. Serono has developed a proprietary human growth hormone and possesses certain know-how and expertise in the marketing, selling and distributing medical products and supplies, including drug delivery systems; and

C. Bioject and Serono desire to establish a relationship for the license and distribution of the needle-free drug delivery injection devices and related supplies specified herein, on the terms specified herein.

AGREEMENT:

In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Grant of License: License Fee; Option. Subject to all of the terms and conditions set forth in this Agreement:

     1.1 License Grant. Bioject hereby grants to Serono an exclusive right (as to Bioject and all other parties) and exclusive license (as to Bioject and all other parties) under the patents listed in Schedule 2.1 and related technology, know-how and technical information (collectively, the "Licensed Technology") during the term of this Agreement to use, have used, sell, have sold, import and have imported needle-free devices, syringes and supplies listed on Schedule 1.1 of this Agreement (the "Products") for use in the Field (defined below) in the United States, its territories and possessions and Canada (the "Territory"). The term Products shall include all upgrades, improvements, modifications and enhancements to the Products made during the term of this Agreement. The term Products shall not include needle-free devices materially different from the existing Products in significant respects. The specifications for each Product are set forth on Schedule 1.1 of this Agreement (the "Specifications"). The Specifications shall be amended from time to time by the parties for upgrades, improvements, enhancements and other changes to the Products. New needle-free devices of Bioject that do not constitute Products shall be subject to the right of first offer in favor of Serono set forth in Section 21 of this Agreement.

     1.2 Changes to Products. Bioject shall make changes to the Products reasonably requested by Serono, provided that Serono shall pay the cost of engineering any change to Products requested by it. Bioject shall promptly provide Serono with an estimate of such costs and receive Serono's approval of such estimate before undertaking any change to the Products. Bioject shall not make any other changes to the Products without Serono's prior written approval, which shall not be unreasonably withheld or delayed. Serono may withhold its approval in all cases where the requested change would impact its regulatory commitments or approvals with respect to human growth hormone or delivery of human growth hormone using the Products.

     1.3 Sub-distributors. Serono shall have the right to appoint sub-distributors to assist in the marketing, sale and distribution of the Products in the Territory for use in the Field, provided that Serono shall be responsible for ensuring that such sub-distributors conduct their activities with respect to the Products in compliance with Serono's obligations under this Agreement.

     1.4 Definition of Field. "Field" means the use of a needle-free injection device and syringe to administer human growth hormone to humans, but specifically excluding treatment of AIDS-wasting.

     1.5 No Rights by Implication. No rights or licenses with respect to the Products or the Licensed Technology are granted or deemed granted hereunder or in connection herewith, other than those rights or licenses expressly granted in this Agreement.

     1.6 Option for Extended Territory. Bioject hereby grants to Serono an option to extend the Territory to all countries of the world. This option may be exercised by written notice of exercise to Bioject at any time before ***. Prior to expiration of this option and in order to preserve the benefit of this option to Serono, Bioject shall not market, distribute or sell or permit any other person to market, distribute or sell the Products for use in the Field anywhere in the world. Serono shall pay Bioject $*** for extension of the Territory to ***. The first $*** of such payment shall be made upon exercise of the option. The remaining $*** shall be paid *** (***) days after Serono and Bioject shall have secured all regulatory approvals necessary for Serono to market and sell human growth hormone for delivery with the Products in Japan or all countries of the European Union. Such payment shall be in addition to any other amounts due

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          to Bioject under this Agreement. If this option is exercised and payment is made as described in this Section 1.6, after exercise and payment the term "Territory" shall mean all countries of the world. If Serono for itself or one of its Affiliates exercises this option to extend the Territory, the parties will negotiate in good faith any necessary amendments to this Agreement to comply with applicable law and regulatory requirements and, at the request of Serono, one or more separate agreements between one or more Affiliates of Serono and Bioject covering the extension Territory which shall be substantially the same as this Agreement.

     1.7 Affiliates of Serono. This Agreement shall be made for the benefit of Serono and its Affiliates. Serono may designate one or more of its Affiliates to exercise its rights, receive its benefits or perform its obligations under this Agreement in whole or in part, provided that Serono shall remain responsible for all obligations assigned by it to its Affiliates under this Agreement. For purposes of this Agreement, "Affiliate" of a party shall mean any corporation or other business entity controlled by, controlling, or under common control with such party.

2.   Regulatory Matters.

     2.1 Product Approvals in the United States and Canada. Bioject shall be responsible for obtaining and maintaining all approvals, licenses and permits necessary for manufacture of the Products and marketing, selling and using the Products to administer Serono's human growth hormone product in the United States and Canada, provided that Serono shall be responsible for all approvals that relate to its human growth hormone product generally. Bioject shall diligently pursue and provide Serono with copies of the approval of its 510K application(s) for the Products and all other regulatory approvals for the Products issued by regulatory authorities in the United States and Canada.

     2.2 Foreign Regulatory Approvals. After any exercise by Serono of its option pursuant to Section 1.6 to extend the Territory to all countries of the world, Bioject shall diligently obtain and maintain all approvals, licenses and permits necessary for the import, marketing, sale and use of Products to administer Serono's human growth hormone product in all countries of the European Union, Japan and such additional countries as designated by *** from time to time, provided that Serono shall be responsible for all approvals that relate to its human growth hormone product generally.

     2.3 Regulatory Assistance by Serono. Serono will use all commercially reasonable efforts to assist Bioject in obtaining and maintaining all necessary regulatory approvals with respect to marketing, sale and use of the Products to administer Serono's human growth hormone products in the Territory.

     2.4 Regulatory Approvals for Serono's Human Growth Hormone. Serono shall be responsible for obtaining and maintaining all necessary

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          regulatory approvals for the manufacture, market, sale and use of its human growth hormone product, including by means of delivery with the Products, in the United States and Canada and, if the option pursuant to Section 1.6 is exercised, in Japan, all countries of the European Union and all other countries in which Serono requests that Bioject pursue regulatory approval for the Products.

     2.5 Regulatory Assistance by Bioject. Bioject will use all commercially reasonable efforts to assist Serono in obtaining and maintaining all necessary regulatory approvals with respect to marketing, sale and use of human growth hormone with the Products in the Territory. Without limiting the foregoing, Bioject will provide Serono with (a) a reasonable quantity of Products (but not less than ***) for use in any required clinical trials at no charge (other than shipping costs), and
          (b) reasonable access at no charge to Bioject's (i) records, study results, research and other information and materials relating to the Products and (ii) personnel for consultation. Bioject will also assist Serono in the completion of all initial and periodic regulatory filings relating to marketing, sale or use of human growth hormone with the Products and make its facilities and records available for inspection by the United States Food and Drug Administration ("FDA") and international regulatory agencies.

     2.6 Facility Inspections. Serono shall, upon reasonable notice to Bioject, have the right to inspect the facilities in which the Products are manufactured, tested or stored at any time during the term of this Agreement and to observe the manufacture of the Products. Bioject shall consult with Serono prior to any response to the FDA or other regulatory authority relating to the Products, this Agreement or the manufacture of the Products. Bioject will promptly notify Serono of any FDA or other regulatory inspection related to the Products. Bioject will promptly notify Serono of the results of any such inspection and furnish Serono with a written description of actions taken, if any, to remedy conditions cited in any such inspection.

     2.7 Adverse Reactions and Reports. Bioject will be responsible for completion and submission to the FDA of any form with respect to an adverse reaction or event involving a Product sold hereunder or any complaint that would require a field alert and all periodic and annual reports, as and when appropriate, unless Serono is under any statutory or regulatory obligation to make such or similar report or filing. Each party will forward to the other, simultaneously with filing such, a copy of each completed form with respect to an adverse reaction or event or similar report or filing with respect to a Product sold hereunder.

3. Appointment as Exclusive Distributor. Subject to the provisions of this Agreement, Bioject hereby grants Serono the exclusive right to market, sell and distribute the Products in the Field within the Territory directly and indirectly, including through wholesalers and sub-distributors. Bioject agrees that,

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     during the term of this Agreement, it will not market, distribute or sell or permit any other person to market, sell or resell the Products for use in the Field in the Territory and that Bioject will take all commercially reasonable actions to give full effect to the intention of this Section.

4.   Purchase of Products by Serono.

     4.1 Purchase and Sale. Subject to Section 4.2, Bioject agrees to sell the Products to Serono in accordance with purchase orders submitted by Serono, and Serono agrees to purchase the Products from Bioject subject to the provisions of this Agreement.

     4.2 Forecasts; Orders. On or before the *** (***) day of the months of *** during the term of this Agreement, Serono will provide Bioject with a written good-faith, non-binding *** (***) calendar month rolling forecast of the *** that Serono expects to *** of the next *** (***) calendar months. The first *** (***) calendar months of each rolling forecast shall be binding. Serono will provide Bioject with firm purchase orders from time to time setting forth the quantities and forms of Products ordered and required delivery dates (a "Purchase Order"). The quantities ordered in Purchase Orders will be no more than *** (***) of the amount covered in Serono's binding forecast. Bioject will use its reasonable commercial efforts to supply Products in excess of such amount. Subject to the provisions of this Section with respect to orders in excess of *** of Serono's forecast, Bioject shall meet fully the requirements of each Purchase Order placed by Serono hereunder. To the degree that either or both of the parties find it convenient to employ their standard forms of purchase order or acknowledgment of order in administering the terms of this Agreement, it or they may do so but none of the terms and conditions printed or otherwise appearing on such forms shall be applicable except to the extent that it specifies information, such as quantities and delivery dates, required to be furnished by either party hereunder. Notwithstanding the foregoing or anything in this Agreement to the contrary, the parties agree that Serono shall submit its first rolling forecast after approval by the FDA of Bioject's 510K application(s) for the Products and that Bioject shall have a period of up to 90 days to fill the first order for Products submitted by Serono after approval by the FDA of Bioject's 510K application(s) for the Products.

          The terms and conditions set forth in this Agreement shall be the exclusive contract terms between the parties with respect to Serono's purchase of the Products.

     4.3 Return. Serono may not return any Products ordered by it without Bioject's express written consent. Such consent shall not be withheld for return of defective Products or Products being returned under Warranty provisions set forth in Section 12 (each, a "Pre-approved Return"). Provision by Bioject of a return goods authorization number ("RGA#") to Serono shall constitute express written consent to return

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          Products but only for the Products and in the quantities and serial or lot numbers specified by such RGA#. Except for Pre-approved Returns, Products returned for credit are subject to a minimum restocking charge of 20% of the original purchase price. Except for Pre-approved Returns, used, opened or customer damaged products are not eligible for credit.

     4.4 Not a Requirements Contract. Serono has no obligation to purchase all of its requirements of needle-free drug delivery injection devices or related supplies from Bioject. Without limiting the foregoing, Serono may qualify other sources of supply for needle-free drug delivery injection devices and related supplies, purchase such devices and related supplies from others and/or produce such devices and related supplies for itself.

5. License Fees and Quotas. Serono agrees to pay to Bioject the license fees set forth in Schedule 5. Serono agrees to purchase from Bioject the quantities of Product described in Schedule 5 in order to maintain exclusivity for the Territory. If Serono *** at the ***, Serono may *** by making *** to Bioject in accordance with the ***.

6.   Prices and Discounts.

     6.1 Prices. Serono shall purchase Products F.O.B. Bioject's factory at the prices set forth in Schedule 6.1, plus any applicable insurance and taxes. Bioject shall ship and insure Products with transportation and insurance carriers selected by Serono. Freight costs, handling, insurance, sales or other taxes and export or import fees, as applicable, will be prepaid by Bioject and added to the invoice to be paid by Serono. Bioject's *** at the option of Bioject upon *** (***) days' written notice to Serono but not before the *** of the date of this Agreement or more often than *** in any *** (***) month period thereafter. Any price increase shall not exceed ***.

     6.2 Most Favored Customer. The prices for Products charged to Serono under this Agreement shall at all times be equal to or lower than the prices for similar products charged to any other customer who purchases a similar or lesser volume of Products from Bioject taking into account any price concessions reasonably resulting from such other purchaser's payment of a higher license fee to Bioject, including, without limitation, any wholesaler or distributor. If Bioject shall enter in arrangements with any other customer who purchases a similar or lesser volume of Products from Bioject providing for a lower price for any similar products taking into account any price concessions reasonably resulting from such other purchaser's payment of a higher license fee to Bioject, then this Agreement shall thereupon be deemed amended to provide the same price to Serono, and notice thereof and any credit due shall promptly be given to Serono by Bioject. All other terms and conditions of sale to Serono, including warranty provisions with respect to the Products, shall at all times be at least as favorable to Serono as those terms offered to any other customer with respect to similar products, including any wholesaler or distributor. In the event of any shortages or capacity limitations, Bioject shall supply Products to Serono to the best of its ability and shall not favor any other customer over Serono.

     6.3 Customer Prices and Terms. Serono shall be solely responsible for the prices and other terms and conditions upon which it resells or otherwise

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          disposes of the Products, and Serono hereby acknowledges that Bioject has no control whatsoever with respect to such resale prices or other terms and conditions of resale but Bioject reserves the right to advertise its list prices for similar products from time to time.

7.   Payment for Products.

     7.1 Product Purchase Price. The full price of all Products including applicable shipping, insurance and taxes along with payment for any other items for which Serono owes payment to Bioject shall be paid in U.S. Dollars no later than 45 days after Serono's receipt of Bioject's invoice or on such other terms agreed to in writing by the parties in advance of the obligation for such payments. Bioject shall not issue any invoice prior to performing the service billed or shipping the Products billed.

     7.2 Late Charge. Any amount not paid when within 45 days of Serono's receipt of Bioject's invoice shall accrue a late payment charge at the rate of one percent (1%) per month thereafter, provided that the fee charged shall not exceed the highest rate permitted under applicable law. The late payment charge shall be payable by Serono notwithstanding any other remedy elected by Bioject under this Agreement, including without limitation termination of the Agreement in accordance with Section 20.4, below.

8.   Delivery, Shipment and Inspection.

     8.1 Delivery; Shipment. Delivery of the Products purchased by Serono shall be made F.O.B. Bioject's factory in the continental United States, and Bioject will give Serono firm shipment dates of all shipments in accordance with Serono's Purchase Orders. Products at the time of delivery will be in good condition and packaged for shipment in accordance with standard commercial practices and Serono's reasonable instructions. Serono shall take title to the Products upon such delivery and all risks of loss and expenses in connection with the Product shall thereafter rest upon Serono including, without limitation, all risks and expenses incurred in the storage, cartage and transportation of the Products, as well as all insurance, fees, charges, taxes, customs, duties and governmental charges or levies and all other charges and expenses whatsoever thereafter incurred with respect to the Products. At the request of Serono, but at the sole expense of Serono, Bioject shall procure insurance coverage for shipments of the Products.

     8.2 Inspection. Serono shall promptly perform an external visual inspection of shipping cartons containing Products following receipt. Serono shall also perform quality assurance testing on a sample basis. Serono shall notify Bioject in writing within sixty (60) days after arrival of any packing shortages or of any other failure of the Products to conform to this Agreement based on its external visual inspection of the shipping

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          cartons and actual sample testing. Subject to Section 12 hereof, Serono further shall notify Bioject in writing of any other failures of the Product to conform to the Agreement within sixty (60) days after the date of Serono's actual discovery thereof. All notifications shall be accompanied by packing slips, inspection reports and all other documents supporting Serono claims.

     8.3 Partial Shipments. Bioject shall, if requested by Serono, have the right to make partial shipments; each partial shipment shall be deemed a separate sale and payment therefore shall become due in accordance with the provisions of this Agreement.

9. Assistance and Training. Bioject shall, as reasonably requested by Serono, render advice to Serono in connection with Serono's soliciting orders, familiarize Serono with the operation of the Products, and render assistance to Serono in training Serono's employees in connection with soliciting orders for the Products.

     Any training and assistance requested by Serono which necessitates travel or other additional out-of-pocket costs to Bioject shall be at Serono's expense and shall be due and payable within 45 days of invoicing.

10.  Additional Obligations of Serono.

     10.1 Personnel. Serono shall engage qualified representatives who are familiar with the Products and their uses to sell the Products.

     10.2 Promotions. Serono shall refrain from false or misleading sales or promotions concerning the Products.

     10.3 Territory. Serono shall refrain from establishing or maintaining any branch, warehouse or distribution facility for the Products outside of the Territory. Serono shall not engage in any advertising or promotional activities relating to the Products directed primarily to customers outside the Territory. Serono shall not solicit orders directly from any prospective purchaser with its principal place of business located outside the Territory.

          If Serono receives any order from a prospective purchaser whose principal place of business is known to Serono to be located outside the Territory, Serono shall promptly refer that order to Bioject. Serono shall not knowingly accept any such orders. Serono may not deliver or tender (or cause to be delivered or tendered) any Product outside of the Territory.

     10.5 Compliance With Laws. Serono shall comply with all applicable requirements of law, including without limitation requirements of the FDA and of any similar non-U.S. government agency; shall obtain at its own expense all licenses, permits, certificates or regulatory clearances

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          which are required under applicable law to conduct its business and to resell the Products as contemplated herein; and shall comply with all other laws, rules and regulations applicable to such business.

     10.6 Customer Complaints. Serono shall provide, upon Bioject's request, copies of customer complaints received by Serono concerning the Products. Serono shall cooperate fully with Bioject in dealing with customer complaints concerning the Products and shall, at Bioject's cost and expense, take such action as Bioject reasonably may request to resolve such complaints.

     10.7 Training. Serono also shall provide ongoing training services to its customers who are medical professionals administering Serono's human growth hormone product with the Products to the extent necessary to assure that such personnel are adequately trained to utilize the Products.

     10.8 Inventory. Serono shall have the system capabilities to trace shipments of Products by customer via product code and lot. Serono agrees to maintain inventory levels of Bioject Products appropriate for the Field and the Territory.

11.  Advertising, Demonstration and Training Materials.

     11.1 Materials. Bioject will furnish to Serono, at its own cost, copies of all sales and promotional materials such as sales literature, technical data, instruction manuals, technical journal reprints and training videos, with respect to the Products as Serono may reasonably request from time to time. All such materials shall be in such formats as Serono may reasonably request to permit Serono to develop its own custom version of the materials for use in marketing the Products as a delivery system for Serono's human growth hormone product. Bioject shall cooperate with Serono to produce versions of Bioject's standard materials which are appropriate for use by Serono in marketing the Products as a delivery system for Serono's human growth hormone product. Any materials loaned to Serono such as film or artwork for the purpose of Serono preparing its own promotional material must be promptly returned to Bioject no later than the date specified in writing by Bioject or, if not specified, 30 days after being made available by Bioject for such use. Should Serono fail to return such items to Bioject after written request, Bioject will invoice Serono for the replacement cost of such items and Serono will pay for the cost of such items in accordance with Section 7.1 of this Agreement.

     11.2 Translation. Serono shall translate, at its own expense, all user and technical manuals, and advertising and marketing information, into the languages of its customers accurately. Serono agrees to provide Bioject with copies of such materials prior to their use or dissemination by

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          Serono. Serono further agrees to provide Bioject with advance copies of any other promotional and technical materials regarding the Products prepared by Serono for review and approval by Bioject, such approval not to be unreasonably withheld or delayed.

     11.3 Demonstration Units. Bioject agrees to furnish to Serono, at Bioject's own cost, a reasonable number of Products necessary to provide demonstrations to interested, potential customers. The quantity of Products supplied by Bioject to Serono for demonstration purposes shall be not less than *** needle-free devices and associated supplies. As of the date of this Agreement, *** demonstration devices have been delivered by Bioject to Serono.

12.  Warranties,   Limitation   and  Disclaimer  of  Warranties  and  Limitation
     Remedies.

     12.1 Warranty. Bioject represents and warrants to Serono (and to its distributors, customers and users of the Products) that the Products shall be free from defects in materials and workmanship for a period of eighteen (18) months from the date of delivery by Serono or its distributors or wholesalers to the end user. Serono shall be responsible for providing reasonable proof of the shipment date. This Warranty does not apply to Products which have been altered, used for a purpose other than one for which they were manufactured, or used in any manner inconsistent with Bioject's written instructions.

          This Warranty expires absolutely at the end of eighteen (18) months following sale of the Products by Serono or its distributors or wholesalers to the end user. No defects discovered after the end of such period are covered by this Warranty.

          The Warranty set forth in Section 12.1 herein applies to demonstration Products only so long as they are used as demonstration Products and shall terminate upon the earlier of 18 months from the date of first use or the time of the first use for other than demonstration purpose.

     12.2 Claim for Breach of Warranty. Serono (or its distributor, customer or any end user) shall notify Bioject in writing of any defect within sixty (60) days following the time prescribed in Section 12.1 and, at Bioject's request, shall send the part or item believed to be defective to Bioject, F.O.B. Bioject's designated facility for examination and inspection. Serono (or its distributor, customer or any end user) shall furnish in writing the serial number of each such Product and a description of the alleged defect. Bioject shall not be responsible for any defect due to alteration or improper use of the Products. Bioject will return any repaired or replacement items to Serono (or its distributor, customer or any end user), F.O.B. Bioject's facility. Bioject will provide reimbursement or credit for shipping costs with respect to Products found to have a defect covered by this Warranty. With respect to Products that are defective, but do not cause personal injury, death or a

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          recall and provided that the defects are not so frequent or numerous so as to constitute a substantial failure to supply Products in accordance with Serono's forecasts and Purchase Orders, the exclusive remedy for breach of Bioject's Warranty hereunder shall be, at Bioject's option, repair or replacement of the units of Products which were not as warranted or refund of the purchase price with respect thereto.

     12.3 Product Meets Specifications and cGMPs. Bioject represents and warrants that all Products delivered to Serono hereunder shall: (i) have been manufactured in accordance with this Agreement, current Good Manufacturing Practices and all applicable laws, regulations and rules, all as in effect from time to time; and (ii) meet the Specifications for the Products and all commitments made in regulatory filings for the Products. Bioject further represents and warrants that no Product shall be adulterated or misbranded as those terms are used under the Federal Food, Drug and Cosmetic Act, as amended, due to any action or omission of Bioject.

     12.4 Product Approvals; Licensing. Bioject has secured (or will secure) and will maintain in effect all approvals, licenses and permits necessary for the manufacture, marketing, sale and use of the Products to administer Serono's human growth hormone product in the United States and Canada and, after and exercise of the option to extend the Territory to all countries of the world, in Japan and all countries of the European Union and such other foreign countries requested by ***. Bioject represents and warrants that it has obtained and will maintain on a current basis and will comply with all licenses, permits and approvals of applicable governmental agencies as may be required for its facilities and the manufacture of the Products and to perform its obligations hereunder. Bioject represents and warrants that it has not received any notice of adverse findings or similar regulatory letters from regulatory agencies with respect to the Products or similar products or the facilities in which the Products will be manufactured. Bioject has disclosed to Serono all information relevant to the safety and efficacy of the Products and similar products in its possession as of the date hereof, and will disclose to Serono promptly and on a continuous basis all additional such information obtained in the future.

     12.5 Compliance with Laws. Bioject represents and warrants that it shall comply in all respects with all federal, state, and local laws, regulations and other requirements applicable to the Products and the performance of Bioject's obligations under this Agreement.

     12.6 DISCLAIMER OF WARRANTY. EXCEPT AS EXPRESSLY PROVIDED IN THE ABOVE WARRANTY, BIOJECT MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS, WHETHER AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER. NO AGENT, EMPLOYEE OR REPRESENTATIVE OF BIOJECT HAS ANY AUTHORITY

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          TO BIND BIOJECT TO ANY AFFIRMATION, REPRESENTATION OR WARRANTY, EXCEPT AS STATED HEREIN.

     12.7 Maximum Liability. The maximum liability of one party to the other for economic losses under this Agreement, including with respect to claims under Section 13 (Indemnification), shall be $***. This limitation shall not apply to recalls of a Product, claims, costs and losses arising from personal injury or death caused by use of the Products or Serono's growth hormone product, or any breach of Sections 1.6, 3 or 17.

     12.8 Warranties of Serono. Any warranties or representations, or any remedies for breach thereof, which Serono may provide to its customers which are different from or in addition to the warranties and remedies provided by Bioject under this Agreement shall be solely the responsibility of Serono, and Bioject shall not be bound thereby in any manner whatsoever.

13.  Indemnification.

     13.1 Definition of Claims. For purposes of this Agreement, "Claims" shall mean any and all claims, demands, losses, liabilities, lawsuits, proceedings, damages, settlement amounts and costs and expenses, including, without limitation, attorneys' fees and costs.

     13.2 Indemnification by Bioject. Bioject shall indemnify, defend, and hold Serono, its wholesalers and distributors and their Affiliates and the officers, directors, employees, agents, representatives and independent contractors of each of them, harmless from and against any and all Claims arising from or related to: (i) injury, death or other loss caused by use of the Products; or (ii) Bioject's negligence, willful misconduct or breach of this Agreement or any undertaking, covenant, representation or warrant contained herein. The Parties acknowledge and agree that acceptance by Serono of any Product or expiration of any warranty set forth in Section 12 shall not affect its rights to indemnification hereunder.

     13.3 Indemnification by Serono. Except with respect to any matter covered by Section 13.1 above, Serono shall indemnify, defend, and hold Bioject and its Affiliates and the directors, officers, employees, agents, representatives and independent contractors or each of them, harmless from and against any and all Claims arising from or related to: (i) injury, death or other loss caused by use of Serono's human growth hormone product; or (ii) Serono's negligence, willful misconduct or breach of this Agreement or any undertaking, covenant, representation or warranty contained herein.

     13.4 Procedures. Any party seeking indemnification hereunder (the "Indemnified Party") shall give the other party (the "Indemnifying Party") prompt written notice of the Claims for which indemnification is sought.

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          Failure of an Indemnified Party to provide notice of a Claim to the Indemnifying Party shall affect the Indemnified Party's right to indemnity only to the extent such failure shall have a material adverse effect on the Indemnifying Party's ability to defend or the nature or amount of liability. Claims shall be defended by the Indemnifying Party with counsel selected by it. The Indemnified Party shall have the right to be represented by advisory counsel and other representatives, at its own expense. The Indemnifying Party shall keep the Indemnified Party reasonably informed as to the status of the Claim. The Parties shall render to each other such assistance as may be reasonably required for the proper and adequate defense of a Claim. Except as otherwise provided in Section 13.4, the Indemnifying Party shall not make any settlement of any Claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the Indemnifying Party may make any settlement which solely involves the payment of money and which the Indemnifying Party actually pays.

14.  Mandatory Insurance.

     14.1 By Bioject.

          (a) During the term of this Agreement, Bioject shall procure and maintain in full force and effect, at its own cost and expense, insurance against the risks specified in this Agreement in amounts not less than the amounts specified in (b), below.

          (b) Bioject shall maintain the following minimum coverages with respect to the matters covered by this Agreement:

               (1) Worker's Compensation insurance in compliance with the Worker's Compensation laws of the state or states in which Bioject has employees performing work under this Agreement, and employer's liability insurance with respect to such employees with a minimum limit of $100,000/occurrence.

               (2) Commercial general liability insurance including premises, broad form property damage, contractual, products/completed operations coverage, with a minimum limit of $5,000,000 each occurrence.

          (c) Terms of such coverage shall be evidenced by certificates of insurance issued by a recognized insurer rated by A.M. Best A-(XV) or better, to be furnished by Bioject to Serono at the inception of this Agreement and as may be reasonably requested thereafter. Such certificates shall name Serono and its Affiliates or their agents, employees or directors, as additional insured, as their interests may appear, and provide that thirty (30) days' written notice shall be given to Serono prior to cancellation, modification or expiration of any of the terms of coverage of any policy.

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     14.2 By Serono.

          (a) During the Term of this Agreement Serono shall procure and maintain in full force and effect, at its own cost and expense, insurance against the risks specified in this Agreement in amounts not less than the amounts specified in (b), below.

          (b) Serono shall maintain the following minimum coverages with respect to the matters covered by this Agreement:

               (1) Workers' Compensation insurance in compliance with the Worker's Compensation laws of the state or states in which Serono has employees performing work under this Agreement, and employer's liability insurance with respect to such employees with a minimum limit $100,000/occurrence.

               (2) Commercial general liability insurance including premises, broad form property damage, contractual, products/completed operations coverage, with a minimum limit of $5,000,000 each occurrence.

          (c) Terms of such coverage shall be evidenced by certificates of insurance issued by a recognized insurer rated by A.M. Best A-(XV) or better, to be furnished by Serono to Bioject at the inception of this Agreement and as may be reasonably requested thereafter. Such certificates shall name Bioject and its Affiliates, or their agents, employees or directors as an additional insured, as their interests may appear, and provide that thirty (30) days' written notice shall be given to Bioject prior to cancellation, modification or expiration of any of the terms of coverage of any policy.

15.  Recall of Product.

     15.1 Notice. In the event either party has reason to believe that any Product should be recalled or withdrawn from distribution such party shall immediately inform the other in writing in a factual, non-judgmental manner.

     15.2 Decision. The decision as to whether or not to initiate a recall may be made by Serono after consultation with Bioject. Serono shall conduct any recall.

     15.3 Bioject's Liability. If such recall is required because of failure of a Product to conform to the warranties in Section 12 or due to any other defect relating to the Products, then the costs and expenses of such recall shall be paid or reimbursed by Bioject and, at Serono's option, Bioject shall replace such recalled Products or issue a credit in favor of Serono or refund the purchase price of such recalled Products.

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     15.4 Serono's Liability. If such recall is required because of a negligent act or omission by Serono in the handling, storage or distribution of a Product, then such recall shall be conducted by Serono at its sole cost and expense and Serono shall not be entitled to any such credits, replacements or refunds from Bioject.

16. Independent Contractor. This Agreement does not designate either party as an agent, employee, joint venturer, partner, franchisee or legal representative of the other party for any purpose whatsoever. Neither party is granted, and at no time shall imply or claim that it possesses, any right or authority to assume or create any obligation or responsibility on behalf or in the name of the other party or to bind it in any manner whatsoever. The Products purchased by Serono shall be owned by Serono, and Serono shall handle the same at its own risk, assuming directly all responsibility for its costs and expenses related to this Agreement and all contingencies of profit and loss with respect to its performance of its responsibilities and duties under this Agreement, Serono shall have the sole right to control the manner in which it performs its responsibilities and duties under this Agreement, subject to no control by Bioject except as otherwise expressly provided in this Agreement and shall not be entitled to any assistance from Bioject with respect to the performance of such duties except as otherwise expressly provided in this Agreement. Serono is solely responsible for making, and represents that it has made, its own determination concerning the availability of a market for the Product and acknowledges that Bioject has made no claims, representations or statements to the effect (a) that there is a market for the Products; (ii) that Bioject will locate customers for Serono; or (iii) that Serono will earn a profit in the business of distributing the Products. Serono and Bioject shall each indemnify and save each other harmless from and against all claims, damages, losses, liabilities, expenses and costs (including reasonable attorneys' fees) related to or arising out of any action of conduct, or failure to act, of or by Serono and Bioject, their employees or agent, including those purported but not actually authorized in writing by any authorized officer of Bioject or Serono.

17.  Protection of Confidential Information and Trademarks.

     17.1 Information. Serono and Bioject acknowledge that they may acquire from the other, certain trade secrets and confidential information relating to know-how, technical data, service, promotion and sale of the Products or human growth hormone, and the identity of customers and potential customers. Serono and Bioject agree that the foregoing is of substantial value in their respective businesses and each agrees to keep the same confidential and not to disclose it to any person during or after the term hereof. Notwithstanding the foregoing, Bioject acknowledges that Serono possesses substantial information regarding the market, customers and potential customers for and other information  about  human  growth  hormone  and human  growth  hormone delivery systems. All of this existing information, including additional information obtained or developed by Serono during the course of this Agreement,

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          shall be the confidential information of Serono and Bioject shall not acquire any interest therein.

     17.2 Exceptions to Mutual Confidentiality Obligations. The obligation to maintain in confidence all confidential information shall survive the termination of this Agreement, but shall not apply to any information:
          (a) which was known to the receiving party at or prior to the time of its disclosure by the disclosing party as evidenced by the receiving party's written records; (b) which becomes lawfully known to the receiving party without any obligation of confidentiality at any time through a third party not in breach of an obligation of confidentiality; (c) which is or becomes known to the general public through no fault of the receiving party; (d) which is independently developed by the receiving party; (e) which the receiving party is required by law to disclose, provided notice of such disclosure shall be given promptly to the disclosing party so that it may take reasonable actions to avoid and minimize the extent of such disclosure.

     17.3 Regulatory Exception of Serono. Serono shall be entitled to submit and disclose to any regulatory authority and in any regulatory application any and all information, including confidential information of Bioject, required by law or regulation or deemed necessary by Serono to obtain approvals for the marketing, sale and use of its human growth hormone product with the Products in the Territory.

     17.4 Bioject's Trademarks. Bioject hereby authorizes Serono to use Bioject's trademarks and trade names for the Products solely in connection with advertising, promoting, selling, or servicing the Products during the term of this Agreement. Serono may not use the name "Bioject" in its corporate or business name, or in any other manner which Bioject deems adverse to its interest.

     17.5 Serono's Trademarks. The Products shall be "private-labeled" with tradenames and trademarks designated by Serono. Serono shall own and have the exclusive right, title and interest in and to all such tradenames and trademarks during and after the term of this Agreement. Bioject shall have no right to use such tradenames or trademarks except as directed by Serono during the term of this Agreement.

     17.6 Termination. The authorization to use names, trademarks and trade names owned by Bioject shall terminate effective upon termination of this Agreement for any reason, and Serono thereupon shall cease all use of names, trademarks, or trade names owned or used by Bioject, except for a Product already owned by Serono.

     17.7 Patent Prosecution and Infringement. Bioject shall, at its cost, prepare and diligently prosecute patent applications covering the Products in the

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          Territory and continuations, divisions, renewals and reissues thereof. Bioject shall diligently enforce its patent rights.

18.  Inventions and Indemnitees.

     18.1 Inventions, Modifications, and Improvements in the Field. New techniques, inventions, processes, and know-how (hereinafter "New Developments") relating to the Products or the Field may be developed by Serono, Bioject or by Serono and Bioject jointly during the performance of this Agreement. Serono shall own any New Developments which are developed solely by Serono. To the extent that any such New Developments are created by Bioject or jointly by Bioject and Serono, in either case, at the direction or expense of Serono pursuant to
          Section 1.2, then Serono shall have ownership of such New Developments and Bioject shall have a non-transferable, non-exclusive, royalty-free, worldwide, perpetual license to make and use the New Developments as long as Bioject's use does not compromise Serono's proprietary or confidential information. Notwithstanding the grant of such license, Bioject shall not use any such New Development to compete, or assist third parties to compete, directly or indirectly, with Serono in the sale of human growth hormone for any therapeutic use. Bioject agrees to cooperate in the filing and prosecution of all New Development patent applications owned by Serono and to take all other actions requested by Serono to vest ownership of all New Developments in Serono.

     18.2 Indemnity by Bioject. Bioject shall indemnify, defend and hold Serono, its Affiliates and their respective officers, directors and employees from and against any damages, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) (collectively, "Damages") arising out of claims that proper use of the Products in the Field, in accordance with its instructions infringe on the intellectual property rights of third parties; provided, however, that: (a) Serono shall have promptly provided Bioject with written notice thereof and reasonable cooperation, information, and assistance in connection therewith; and (b) Bioject shall have sole control and authority with respect to the defense, settlement, or compromise thereof; provided, however, that any settlement or compromise that would impose liability on Serono shall require Serono's prior written consent.

     18.3 Indemnity by Serono. Serono shall indemnify, defend and hold Bioject, its Affiliates and their respective officers, directors and employees from and against any damages, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) (collectively, "Damages") arising out of claims that proper use of any human growth hormone, in accordance with its instructions infringe on the intellectual property rights of third parties; provided, however, that: (a) Bioject shall have promptly provided Serono with written notice thereof and reasonable cooperation, information, and assistance in connection therewith; and

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          (b) Serono shall have sole control and authority with respect to the defense, settlement, or compromise thereof; provided, however, that any settlement or compromise that would impose liability on Bioject shall require Bioject's prior written consent.

     18.4 Notification of Suit. Each indemnified party shall give the indemnifying party written notice of any suit or action described in
          Section 18.2 or 18.3 wherein indemnification is claimed. Such notice shall be given within 30 days after acquiring such knowledge or at least five days prior to the expiration of time in which a response must be filed with a court or other judicial body, whichever is first to occur.

19. Initial Term and Renewal. Unless sooner terminated as hereinafter provided, this Agreement shall continue in force for three years from the Effective Date. Thereafter, this Agreement may be renewed only by written agreement of the parties.

20.  Termination. This Agreement may be terminated as set forth below.

     20.1 Mutual Termination. This Agreement may be terminated by mutual written agreement executed by both parties.

     20.2 Termination by Serono. Serono may terminate this Agreement without cause or reason at any time upon 90 days notice to Bioject.

     20.3 Delay in Regulatory Approval. Either party may terminate this Agreement at any time after *** if Bioject shall not have secured approval from the FDA of the marketing, sale and use of the Products as a delivery system for Serono's human growth hormone.

     20.4 Breach. Either Serono or Bioject may terminate this Agreement effective upon sending written notice to the other, if a party fails to pay the other any amount when due or commits any other breach or default hereunder or otherwise fails to perform any of its duties or responsibilities hereunder; provided that such failure to pay or such other breach, default or nonperformance shall have continued for a period of thirty (30) business days following receipt by a party of a written notice from the other specifying the nature of such failure to pay or such other breach, default or nonperformance. Notwithstanding such termination, Serono shall continue to be obligated to accept and pay for any of the Product ordered by Serono prior to the sending of such notice. Similarly, any late payment charges accruing pursuant to
          Section 7.3 above, survive such termination.

     20.5 Insolvency. If (a) a party becomes insolvent; or a petition in bankruptcy is filed by or against a party; or a party makes an assignment for the benefit of its creditors; or a receiver or trustee is appointed for any of a party's property; or (b) a party fails to cure or remedy any breach, default or non-performance for which written 30-day notice has been sent by a

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          party, then the other party may (i) terminate this Agreement, effective upon the sending of written notice of such termination; (ii) suspend its performance hereunder and stop any shipments in transit;
          (iii) declare all amounts unpaid hereunder to be due and payable immediately; or (iv) exercise any and all other remedies provided by applicable law.

21. New Needle Free Devices. Bioject shall inform Serono on a quarterly basis of each needle-free device that Bioject or any of its Affiliates is developing or has acquired rights. If Serono *** to *** to the *** pursuant to Section *** then, thereafter, as Bioject *** in or to *** which is not *** and which could be ***, Bioject shall promptly provide Serono with ***. The *** shall propose terms on which Serono may *** to *** and *** for ***, and, alternatively, ***. Upon receipt of a ***, Serono shall have *** to either *** of *** in the *** for the *** or provide a *** to Bioject. If Serono *** of the *** for the ***, the parties shall prepare and execute an agreement reflecting the terms of their arrangement. If Serono provides a ***, Bioject shall *** and *** for a *** to establish ***. If Serono does not accept the terms of Bioject's *** and the parties do not agree on terms pursuant to which Serono could ***, then Bioject may, at any time thereafter, grant *** with respect to *** to *** on ***. Bioject shall not discuss or negotiate for the *** with respect to a *** for *** until it has provided any *** to Serono and the applicable time periods have expired.

22. Remedies Cumulative. The remedies provided herein to Bioject and to Serono shall be cumulative and in addition to all other remedies which it may exercise in equity or at law, and its exercise of any one or more of such remedies, or a waiver of its right to exercise any other remedy or remedies at the same time or at any other time shall not be deemed to be a waiver of any other remedy of Bioject or Serono.

23. Duties Upon Termination. Upon termination, at the request of Serono, Bioject shall fill all of Serono's orders for the Products as set forth in the binding portion of its rolling forecast and Serono shall purchase and pay for all Products subject to such orders. Serono may continue to sell Products until it has disposed of its inventory.

24.  Survival.   Termination  shall  not  affect  the  continued   operation  or
     enforcement of the following Sections of this Agreement: 12, 13, 15, 17.1, 17.2, 17.5, 18, 22, 23, 25, 27, 29, 30 and 31.

25. Nonliability for Termination. If either party shall terminate this Agreement in accordance with the terms hereof, then such terminating party shall not be liable to the terminated party for any losses, damages, expenditures, investments or commitments made by such terminated party pursuant to or in connection with this Agreement, whether related to such terminated party's lost business, lost profits, lost goodwill or otherwise.

26. Force Majeure. Neither party shall be deemed to be in breach hereof or liable to other party or any other person in any manner on account of any delay in delivery or other performance caused in whole or in part by, or otherwise

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     materially related to the occurrence of any contingency beyond such party's reasonable control, including without limitation, fire, flood, riot, hostilities, strikes or other labor disputes, freight embargoes or transportation delays; shortage of labor; inability to secure fuel, energy, materials, supplies or power at reasonable prices from regular sources or on account of shortages thereof; delays or failures of any of such party's suppliers to deliver; acts of God or of a public enemy; or any existing or future laws, acts or regulations of the Federal or of any state or local government (including specifically but not exclusively any orders, rules or regulations issued by an official, court or agency of any such government) affecting the conduct of such party's business with which such party, in its judgment and discretion, deems it advisable to comply as its legal duty.

27. Entire Agreement; Modification and Waiver. This Agreement, together with the Schedules attached hereto, constitute the complete understanding and contract with respect to the subject matter hereof. Neither Bioject nor Serono shall be bound by any purported rescission, addition, modification, or waiver of any provision hereof, or any purported waiver, or any breach hereof unless such rescission, addition, modification or waiver is set forth in a writing signed by an authorized agent of either Bioject or Serono, respectively.

28. Nonassignment. Except as provided in Section 1.7, neither party may assign, transfer or sell all or any part of its right, benefits or privileges hereunder without the other party's prior written consent. Any attempt to do so without such prior consent shall be wholly void. This Agreement will be transferred and assigned on all legal successors of Bioject and Serono and (i) any successor to Serono's business of selling human growth hormone for the treatment of growth deficiencies or (ii) any successor to Bioject's business of selling needle-free devices.

29. Public Announcements. Neither Serono nor Bioject will originate any publicity, news release, or other public announcement or comments, written or oral, whether to the press, stockholders or otherwise, related to this Agreement without the consent of the other party, except as may be required by law. The party making any announcement which it reasonably believes to be required by law will first give the other party an opportunity to review the form and content of any such announcement and comment upon it before it is made.

30. Notices. Any notice required or permitted to be made or given under this Agreement shall be in writing and transmitted by hand, prepaid certified mail, air courier or telecopier addressed to the party to whom the notice is given at its address or telecopier number shown below or at such other address as the addressee shall have theretofore furnished in writing to the other party.

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     Until changed, the address of Bioject shall be as follows:

              Bioject, Inc.
              7620 S.W. Bridgeport Road
              Portland, Oregon 97224
              Attention:  President
              Telecopier:  (503) 624-9002

         with a copy to:

              Michael Redmond
              Bioject Inc.
              7620 S.W. Bridgeport Road
              Portland, Oregon   97224
              Telecopier:  (503) 624-9002

         Until changed, the address of Serono shall be:

              Serono Laboratories, Inc.
              100 Longwater Circle
              Norwell, MA 02001
              Attention:  President
              Telecopier:  (781) 982-9478

         with a copy to:

              Serono Laboratories, Inc.
              100 Longwater Circle
              Norwell, MA 02001
              Attention:  General Counsel
              Telecopier:  (781) 878-6954

     Notices or written communications shall be deemed to have been sufficiently made or given (i) if by in-hand delivery or by telecopier with confirmed transmission, when performed, (ii) if mailed, five (5) days after being deposited in the mail, postage prepaid; or (iii) if by air courier, one (1) day after delivery to the air courier company.

31. Construction of Agreement, Controlling Law. This Agreement, which is in English, shall be interpreted in accordance with the commonly understood meaning of the words and phrases hereof in the United States of America, and it and performance of the parties hereto shall be construed and governed according to the laws of the State of New York applicable to contracts made to be fully performed therein.

SCHEDULES 1.1 (Specifications) 2.1 (Patents), 5 (License Fees and Purchase Quotes) AND 6.1 (Product Pricing) ATTACHED HERETO ARE A MATERIAL PART OF THIS AGREEMENT AND ARE INCORPORATED HEREIN BY THIS REFERENCE.

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in the manner appropriate to each, effective as of the date entered on the first page hereof.


BIOJECT, INC.                                 SERONO LABORATORIES, INC.



By: ----------------------------              By: ------------------------------


Title: -------------------------              Title: ---------------------------

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 1.1

                                 SPECIFICATIONS

Description:                             ***.
Weight:                                  ***
Size:                                    ***
Dosage Range:                            ***
Dosage Scale Graduation:                 ***
Duration of Injection:                   ***
Jet Nozzle Sizes:                        ***
Jet Pressure Setting:                    ***

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 2.1

                                LICENSED PATENTS

United States Patent No. 5,782,802

     Any other U.S. or foreign patents applicable to the Products held by or licensed to Bioject.

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SCHEDULE 5

                        LICENSE FEES AND PURCHASE QUOTAS

License Fees

o Serono shall pay Bioject a one-time $*** license fee for the exclusive license and distribution right of the Products for the Field in the United States, its territories and possessions and Canada upon execution of this agreement.

o Serono shall pay Bioject a one-time $*** additional license fee in two installments pursuant to Section 1.6 if it elects to extend the exclusive license in the Field to all countries of the world.

Annual Purchase Quotes

o For each twelve month period after FDA approval of Bioject's 510K application for marketing, sale and use of the Products as a delivery system for Serono's human growth hormone, Serono shall make the following purchases of Products in order to maintain exclusivity in the United States and Canada:

           ***
           ***
           ***
           ***
           ***

     Notwithstanding the foregoing, if Serono's purchase of Products during any such twelve month period is less than the quota, Serono may make a payment equal to one-half of the shortfall and maintain exclusivity.

     Serono shall purchase $*** of Products within *** after written notice from Bioject that Bioject has received FDA approval of its 510K application for the marketing, sale and use of the Products as a delivery system for Serono's human growth hormone product.

o For each twelve month period after the first anniversary of any exercise by Serono of its option to extend the Territory to all countries of the world and approval of Bioject's application for marketing, sale and use of the Products as a delivery system for Serono's human growth hormone in either Japan or all countries of the European Union, Serono shall make the following purchases of Products in order to maintain exclusivity in all countries of the world (including the United States and Canada):

           ***
           ***
           ***
           ***
           ***

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     Notwithstanding the foregoing, if Serono's *** during any *** is ***, Serono may *** to ***. The *** shall be *** of the *** the *** and the *** by Serono during the applicable period. Bioject shall have *** to *** in consideration of *** because the purpose of *** is to *** for *** to ***.

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 6.1

                                 PRODUCT PRICING

           Product                   Price

             ***                     $***




          Supplies                   Price

***                           $***
***                           $***







                                                              Serono: ----------
                                                             Bioject: ----------
                                                                Date: ----------

***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.